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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 1999

(Date of Report: Date of earliest event reported)

LEXON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter.)

Delaware 02474 87-0502701

______________________ _________________ _______________________

(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

1401 Brook Drive, Downers Grove, Illinois 60515

________________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (630) 916-6196

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REXFORD, INC.

7777 East Main Street, Suite 201, Scottsdale, AZ 85251

(Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

On August 10, 1999, the Registrant entered into a borrowing ("Borrowing") from Miller Capital Corporation, Stephen A. McConnell, Jock Patton and Dickerson Wright (collectively "Lender") in the principal amount of $750,000, with proceeds to be applied to general working capital purposes, and repayment secured by a pledge of the Registrant's revenues, accounts receivable, assets, technology, patents and trademark rights. The Borrowing includes a sale of 75,000 shares of common stock to the Lender for the purchase price of $100 and issuance of stock purchase warrants for the purchase of up to 75,000 shares of Registrant's common stock, all pursuant to a Securities Purchase Agreement, Promissory Notes, Security and Pledge Agreement, Warrants to Purchase Common Stock and other documents necessary to evidence the purchase of securities, loan and security interest of Lender.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

A. None

B. None

C. Exhibits

4.01 Securities Purchase Agreement

4.02 Promissory Notes

4.03 Warrants to Purchase Common Stock

4.04 Security and Pledge Agreement

4.05 Continuing Guaranty; and

4.06 Stock Pledge and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

LEXON TECHNOLOGIES, INC.

______________________________

/s/ John B. McLean, Chief Financial Officer